American Standard Energy Corp.

Corporate Profile
October 2010
Stock Symbol: ASEN

Sector: Oil and GAS E & P

Corporate Headquarters:
60 E. Rio Salado Pkwy Ste. 900
Tempe, AZ 85281

Tel: (480) 366 5818
Fax: (480) 366 6019

Email: info@asenergycorp.com
Web: www.asenergycorp.com

Auditor:
BDO USA, LLP
Advisors:
PricewaterhouseCooper LLP

Attorneys: Anslow + Jaclin LLP

Employees: 5

Select Financials
Year End: Dec. 31

F/D Shares Outstanding:
29,940,293

I/O Shares Outstanding:
25,540,293

Float: 3,540,293

IR Contact:
Andrew Wall
General Counsel
Tel: 480-366-5818
Fax: 480-366-6019
Web: www.asenergycorp.com
Email: aw@asenergycorp.com

OTCBB Symbol: ASEN

Company Introduction:

American Standard Energy Corp ("ASEN"), is a Deleware Corporation formed for the purpose of owning and managing Oil and Gas properties throughout the continental US. Our core areas of operation are the Permian Basin of West Texas, the Eagle Ford Shale Formation of South Texas, and the Bakken and Sanish Three Forks Shale Formations of North Dakota (commonly known as the "Bakken").

We currently own more than 10,000 combined acres of leasehold rights across these three core regions, with less than 3% of our acreage currently developed. We expect to maintain an aggressive development plan for our existing leasehold properties including more than 25 new wells currently in the drilling process.

Growth Strategy:

ASEN has developed a balanced but aggressive growth and development plan for the near term. Our development plan can be best described through our three-phase growth initiative:

- **Rapid Development of Existing Leaseholds:** ASEN currently has 8 wells operating in the Permian Basin. We have 25 additional wells currently under development, including 21 wells in the Bakken, 2 wells in the Eagle Ford, and 2 wells in the Wolfberry formation within the Permian Basin.
  - ◊ These wells offer significant growth opportunities for ASEN in terms of petroleum production, driving rapid growth in revenues and earnings.
  - ◊ We also look to continue to develop additional wells in the Bakken, Permian and Eagle Ford over the next three years.

- **Acquisition of Proven, Producing Assets:** ASEN will also look to leverage our existing asset base and cash flows to make strategic acquisitions.
  - ◊ Our focus with these acquisitions will be to acquire assets that generate strong incremental revenue and earnings growth for ASEN upon acquisition.
  - ◊ We will also target proven, producing assets with addition development and well re-work potential to expand low-risk development opportunities.

- **Acquisition of Additional Assets in Less Proven Areas:** Lastly, ASEN is continuously evaluating additional areas of development in emerging plays.
  - ◊ At times, we will seek to opportunistically make strategic acquisitions that present the significant appreciate in the value of the assets acquired.
  - ◊ We may take a balanced approach between realizing profits on the appreciation of early acquisitions in emerging plays and the full development of those assets for future production value.

Investment Considerations:

- **Revenue Growth Potential:** Our existing well activities could generate rapid revenue growth.
- **Lean Operating Model:** Our non-operator model may enable highly scalable profitability and margin expansion.
- **Aggressive Growth Plans:** We intend to pursue a multi-faceted, accelerated acquisition schedule for the foreseeable future.





Current Working Interest Drilling Activities

	Operator	State	Well Name	County	Formation
1	Marathon	ND	Galen Fox USA	Mountrail	Bakken
2	Anschultz	ND	Dennis Kadrmas	Dunn	Bakken
3	Hunt	ND	Palermo 1-13-12H	Mountrail	Bakken
4	EOG	ND	Clearwater 7-09H	Mountrail	Bakken
5	Zenergy	ND	Z1 Stepanek 8-5H	McKenzie	Bakken
6	Continental	ND	Lansing 1-25H	McKenzie	Bakken
7	Brigham	ND	Lippert 1-25H	Williams/McKenzie	Bakken
8	EOG	ND	Sidonia 23-2017H	Mountrail	Bakken
9	EOG	ND	Clearwater 102-0506H	Mountrail	Three Forks
10	EOG	ND	Clearwater 8-0506H	Mountrail	Bakken
11	Continental	ND	Bud-1-19H	Williams	Bakken
12	Petro-Hunt	ND	Jorgenson	Mountrail	Bakken
13	EOG	ND	Crowfoot	Mountrail	Bakken
14	American O&G	ND	Hodenfield 15-23H	Williams	Bakken
15	American O&G	ND	Holdenfield 15-7H	Williams	Bakken
16	American O&G	ND	Twilight 1-24H	Williams	Bakken
17	Kodiak O&G	ND	SKunk Creek 2-24-25-15H	Dunn	Bakken
18	Kodiak O&G	ND	Two Shields Butte 3-24-12-2H	Dunn	Bakken
19	Kodiak O&G	ND	Two Shields Butte 3-24-12-4H	Dunn	Bakken
20	Continental	ND	HE 1-20H	McKenzie	Bakken
21	North Plains En	ND	Wold 16-7H	McKenzie	Bakken
22	Cheyenne	TX	Irvin Family 2	LaSalle	Eagle Ford
23	Cheyenne	TX	Irvin Family 3	LaSalle	Eagle Ford
24	XOG	TX	Wilson O 3	Upton	Wolfberry
25	XOG	TX	Wilson O 4	Upton	Wolfberry

* Working interest varies from 20% to 100%



Current ASEN Production

	Operator	State	Well Name	County	Formation
1	XOG	TX	Davies 1	Upton	Wolfberry
2	XOG	TX	H.C. Davies 1	Upton	Wolfberry
3	XOG	TX	Davies Estate 1	Upton	Wolfberry
4	XOG	TX	Davis L. 1	Upton	Wolfberry
5	XOG	TX	Davis L 2	Upton	Wolfberry
6	XOG	TX	Wilson O 1	Upton	Wolfberry
7	XOG	TX	Wilson O 2	Upton	Wolfberry



